   EXHIBIT 10.2 FORM OF WEST ESSEX BANK EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                    FORM OF

                                TRUST AGREEMENT

                                    BETWEEN

                                WEST ESSEX BANK

                                      AND

                                      ***

                                    FOR THE

                                WEST ESSEX BANK
                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                    CONTENTS



                                                            Page No.

Section 1    Creation of Trust                                      1

Section 2    Investment of Trust Fund and
             Administrative Powers of the
             Trustee                                                2

Section 3    Compensation and Indemnification
             of Trustee and Payment of Expenses
             and Taxes                                              7

Section 4    Records and Valuation                                  8

Section 5    Instructions from Committee                            9

Section 6    Change of Trustees                                    10

Section 7    Miscellaneous                                         11

     This TRUST AGREEMENT [DATE] BETWEEN West Essex Bank, a federally-chartered savings bank with its principal office at 417 Bloomfield Avenue, Coldwell, NJ 07006-4980 (hereinafter called the "Bank"), AND ***, with offices at *** (hereinafter called the "Trustee"),

                         W I T N E S S E T H  T H A T:

     WHEREAS, effective [JANUARY 1, 1998], the Bank approved and adopted an employee stock ownership plan for the benefit of its employees, West Essex Bank Employee Stock Ownership Plan, (hereinafter called the "Plan"); and

     WHEREAS, the Bank has authorized the execution of this Trust Agreement and has appointed *** as Trustee of the Trust Fund created pursuant to the Plan; and

     WHEREAS, *** has agreed to act as trustee and to hold and administer the assets of the Plan in accordance with the terms of this Trust Agreement;

     NOW, THEREFORE, the Bank and the Trustee agree as follows:

     Section 1.  Creation of Trust.
                 ------------------

     1.1  Trustee. *** shall be trustee of the Trust Fund created in accordance
          -------
with and in furtherance of the Plan, and shall serve as Trustee until its removal or resignation in accordance with Section 6.

     1.2  Trust Fund.  The Trustee hereby agrees to accept contributions from
          -----------
the Employer as defined in the Plan and amounts transferred from other qualified retirement plans from time to time in accordance with the terms of the Plan.
All such property and contributions, together with income thereon and increments thereto, shall constitute the "Trust Fund" to be held in accordance with the terms of the Trust Agreement.

     1.3  Incorporation of Plan.  An instrument entitled "West Essex Bank
          ----------------------
Employee Stock Ownership Plan" is incorporated herein by reference, and this Trust Agreement shall be interpreted consistently with that Plan. All words and phrases defined in that Plan shall have the same meaning when used in this Trust Agreement, unless otherwise noted.

     1.4  Name.  The name of this trust shall be "West Essex Bank Employee Stock
          -----
Ownership Plan Trust."

     1.5  Nondiversion of Assets.  In no event shall any part of the corpus or
          -----------------------
income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities under the Plan, except to the extent that assets may be returned to the Employer in accordance with the Plan where the Plan fails to qualify initially under Section 401(a) of the Internal Revenue Code (the "Code"), or where they are attributable to contributions made by mistake of fact or in excess of the deductibility allowed under the Code.

     Section 2.  Investment of Trust Fund and Administrative Powers of the
                 ---------------------------------------------------------
                 Trustee.
                 --------

     2.1  Stock and Other Investments.  The basic investment policy of the Plan
          ----------------------------
shall be to invest primarily in Stock of the Employer for the exclusive benefit of the Participants and their Beneficiaries. The Committee shall have full and complete investment authority and responsibility with respect to the purchase, retention, sale, exchange, and pledge of Stock and the payment of Stock Obligations, and the Trustee shall not deal in any way with Stock except in accordance with their obligations pursuant to this trust document and the written instructions of the Committee. The Trustee shall invest, or keep invested, all or a portion of the Trust Fund in Stock, and shall pay Stock Obligations out of assets of the Trust Fund, as instructed from time to time by the Committee. The Trustee shall invest any balance of the Trust Fund (the "Investment Fund") in such other property as the Committee, in its sole discretion, shall deem advisable, subject to any delegation of such investment responsibility pursuant to Section 2.2. Nothing contained herein shall provide investment discretion authority or any like kind responsibility in regard to the assets of the Trust Fund.

     In connection with instructions to acquire Stock, the Trustee may purchase newly issued or outstanding Stock from the Employer or any other holders of Stock, including Participants, Beneficiaries, and Plan fiduciaries. All purchases and sales of Stock shall be made by the Trustee at fair market value as determined by the Committee in good faith and in accordance with any applicable requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Such purchases may be made with assets of the Trust Fund, with funds borrowed for this purpose (with or without guarantees of repayment to the lender by the Employer), or by any combination of the foregoing.

     Notwithstanding any other provision of this Trust Agreement or the Plan, neither the Committee nor Trustee shall make any purchase, sale, exchange, investment, pledge, valuation, or loan, or take any other action involving those assets for which it is responsible which (i) is inconsistent with the policy of the Plan and Trust, (ii) is inconsistent with the prudence and diversification requirements set forth in Sections 404(a)(1)(B) and (C) of ERISA (to the extent such requirements apply to an employee stock ownership plan and trust), (iii) is prohibited by Section 406 or 407 of ERISA, or (iv) would impair the qualification of the Plan or the exemption of the Trust under Sections 401 and 501, respectively, of the Code.

     2.2  Delegation of Investment Responsibility.  The Committee may, by
          ----------------------------------------
written notice and in accordance with the Plan, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an investment manager appointed in such notice pursuant to Section 402(c)(3) of ERISA (hereinafter a "Manager"). For any separate account where the Trustee is to maintain custody of the assets, the Trustee and the Manager shall agree upon procedures for the transmittal of investment instructions from the Manager to the Trustee, and the Trustee may provide the Manager with such documents as may be necessary to authorize the Manager to effect transactions directly on behalf of the segregated account.

     Further, the Committee may, by written notice and in accordance with the Plan, direct the Trustee to segregate any portion or all of the Investment Fund into one or more separate accounts for each of which full investment responsibility will be delegated to an insurance company through one or more group annuity contracts, deposit administration contracts, or similar contracts, which may provide for investments in any commingled separate accounts established under such contracts. An insurance company shall be a Manager with respect to any amounts held under such a contract except to the extent the insurer's assets are not deemed assets of the Plan and Trust Fund pursuant to
Section 401(b)(2) of ERISA. The allocation of amounts held under such a contract among the insurer's general account and one or more individual or commingled separate accounts shall be determined by the Committee except as otherwise agreed by the Committee and the insurer.

     Any Manager shall have all of the powers given to the Trustee pursuant to
Section 2.3 with respect to the portion of the Trust Fund committed to its investment discretion and control. The Trustee shall be responsible for the safekeeping of any assets which remain in its custody, but in no event shall the Trustee be under any duty to question or make any inquiry or suggestion regarding the action or inaction of a Manager or an insurer or the advisability of acquiring, retaining, or disposing of any asset of a segregated account. The Employer shall indemnify and hold the Trustee harmless from any and all costs, damages, expenses, and liabilities which the Trustee may incur by reason of any action taken or omitted to be taken by the Trustee upon directions from the Committee, a Manager, or an insurer pursuant to this Section 2.2.

     2.3  Trustee Powers.  In addition to and not by way of limitation upon the
          ---------------
fiduciary powers granted to it by law, the Trustee shall have the following specific powers, subject to the limitations set forth in Section 2.1:

     2.3-1 to receive, hold, manage, invest and reinvest the money or other property which constitutes the Trust Fund, without distinction between principal and income;

     2.3-2 to hold funds uninvested temporarily, provided it is a period of time that is not unreasonable, without liability for interest thereon, and to deposit funds in one or more savings or similar accounts with any banks and savings and loan associations which are insured by an instrumentality of the federal government, including the Trustee if it is such an institution.

     2.3-3 at the direction of the Committee, to invest or reinvest the whole or any portion of the money or other property which constitutes the Trust Fund in such common or preferred stocks, investment trust shares, mutual funds, commingled trust funds, partnership interests, bonds, notes, or other evidences of indebtedness, and real and personal property as the Trustee in its absolute judgment and discretion may deem to be for the best interests of the Trust Fund, regardless of nondiversification to the extent that such nondiversification is clearly prudent, and regardless of whether any such investment or property is authorized by law regarding the investment of trust funds, of a wasting asset nature, temporarily nonincome producing, or within or without the United States;

     2.3-4 to invest in common and preferred stocks, bonds, notes, or other obligations of any corporation or business enterprise in which an Employer or its owners may own an interest;

     2.3-5 at the direction of the Committee, to exchange any investment or property, real or personal, for other investments or properties at such time and upon such terms as the Trustee shall deem proper;

     2.3-6 at the direction of the Committee, to sell, transfer, convey or otherwise dispose of any investment or property, real or personal, for cash or on credit, in such manner and upon such terms and conditions as the Trustee shall deem advisable, and no person dealing with the Trustee shall be under any duty to inquire as to the validity, expediency, or propriety of any such sale or as to the application of the purchase money paid to the Trustee;

     2.3-7 to hold any investment or property in the name of the Trustee, with or without the designation of any fiduciary capacity, or in name of a nominee, or unregistered, or in such other form that title may pass by delivery; provided, however, that the Trustee's records always show that such investment or property belongs to the Trust Fund and the Trustee shall not be relieved hereby of its responsibility to maintain safe custody of such investment or property;

     2.3-8 to organize one or more corporations to hold, manage, or liquidate any property, including real estate, owned or acquired by the Trust Fund if in the sole discretion of the Trustee the organization of such corporation or corporations is for the best interest of the Trust and the Plan participants and beneficiaries;

     2.3-9 to extend the time for payment of, to modify, to renew, or to release security from any mortgage, note or other evidence of indebtedness, or to take advantage of or waive any default; to foreclose mortgages and bid on property under foreclosure or to take title to property by conveyance in lieu of foreclosure, either with or without the payment of additional consideration;

     2.3-10 to vote in person or by proxy all stocks and other securities having voting privileges; to exercise or refrain from exercising any option or privilege with respect to stocks and other securities, including any right or privilege to subscribe for or otherwise to acquire stocks and other securities; or to sell any such right or privilege; to assent to and join in any plan of refinance, merger, consolidation, reorganization or liquidation of any corporation or other enterprise in which this Trust may have an interest, to deposit stocks and other securities with any committee formed to effectuate the same, to pay any expense incidental thereto, to exchange stocks and other securities for those which may be issued pursuant to any such plan, and to retain as an investment the stocks and other securities received by the Trustee; and to deposit any investment in a voting trust; notwithstanding the preceding, participants and beneficiaries shall be entitled to direct the manner in which stock allocated to their respective accounts are to be voted on all matters.
All stock which has been allocated to participant's accounts for which the Trustee has received no written direction and all unallocated Employer securities will be voted by the Trustee in direct proportion to any participant directions received and solely in the interest of the participants and beneficiaries. Whenever such voting rights are to be exercised, the Employer, the Committee and the Trustee shall see that all participants and beneficiaries are provided with adequate opportunity to deliver their instructions to the Trustee regarding voting of stock allocated to their accounts. The instructions of the participants with respect to the voting of allocated shares hereunder shall be confidential;

     2.3-11 to abandon any property, real or personal, which the Trustee shall consider to be worthless or not of sufficient value to warrant its keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance, and upkeep of any such property; to permit any such property to be lost by tax sale or other proceedings, and to convey any such property for a nominal consideration or without consideration;

     2.3-12 to borrow money from the Employer or from others (including the Trustee), and to enter into installment contracts, for the purchase of Stock upon such terms and conditions and at such reasonable rates of interest as the Committee may deem to be advisable, to issue its promissory notes as Trustee to evidence such debt, to secure the payment of such notes by pledging any property of the Trust Fund, and to authorize the holders of any such notes to pledge them to secure obligations of the holders and in connection therewith to repledge any assets of the Trust as security therefor; provided that, with respect to any extension of credit to the Trust involving, as a lender or guarantor, the Employer or other "disqualified person" within the meaning of Section 4975(e)(2) of the Code:

     (a) each loan or installment contract is primarily for the benefit of Participants and Beneficiaries of the Plan;
     (b) any interest on a loan or installment contract does not exceed a reasonable rate;
     (c) the proceeds of any loan shall be used only to acquire Stock, to repay the loan, or to repay a previous loan meeting these conditions, and the subject of any installment contract shall be only the Trust's purchase of Stock;
     (d) any collateral pledged to a creditor by the Trustee shall consist only of qualifying employer securities as that term is defined under Section 4975(e)(8) of the Code and any other collateral permissible under applicable law and the creditor shall have no recourse against the Trust Fund except with respect to the collateral (although the creditor may have recourse against an Employer as guarantor);
     (e) payments with respect to a loan or installment contract shall be made only from those amounts contributed by the Employer to the Trust Fund, from amounts earned on such contributions, and from cash dividends received on unallocated Stock held by the Trust as collateral for such an obligation; and
     (f) upon the payment of any portion of balance due on a loan or upon any installment payment, a proportionate part of any qualified employer securities originally pledged as collateral for such indebtedness shall be released from encumbrance in accordance with the applicable provisions of the Plan and the Committee shall at least annually advise the Trustee of the number of shares of Stock so released and the proper allocation of such shares under the terms of the Plan;

     2.3-13 to manage and operate any real property which shall at any time constitute an asset of the Trust Fund; to make repairs, alterations, and improvements thereto; to insure such property against loss by fire or other casualty; to lease or grant options for the sale of such property, which lease or option may be for a period of time which may extend beyond the life of this Trust; and to take any other action or enter into any other contract respecting such property which is consistent with the best interests of the Trust;

     2.3-14 to pay any and all reasonable and normal expenses incurred in connection with the exercise of any power, right, authority or discretion granted herein, and, upon prior notice to the Company, to employ and compensate agents, investment counsel, custodians, actuaries, attorneys, and accountants in such connection;

     2.3-15 to employ and consult with any legal counsel, who also may be counsel to an Employer or the Administrator, with respect to the meaning or construction of this Trust Agreement, the extent of the Trustee's obligations and duties hereunder, and whether the Trustee should take or decline to take a particular action hereunder, and the Trustee shall be fully protected with respect to any action taken or omitted by such Trustee in good faith pursuant to such advice;

     2.3-16 to defend any action or proceeding instituted against the Trust Fund, to institute any action on behalf of the Trust Fund, and to compromise or submit to arbitration any dispute concerning the Trust Fund;

     2.3-17 to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     2.3-18 to commingle the Trust Fund created pursuant hereto, in whole or in part, in a single trust with all or any portion of any other trust fund, assigning an undivided interest to each such commingled trust fund, provided that such commingled trust is itself exempt from taxation pursuant to Section 501(a) of the Code, or its successor Section; and provided further that the trust agreement governing such commingled trust shall be deemed incorporated by reference in the Plan;

     2.3-19 where two or more trusts governed by this Trust Agreement have an undivided interest in any property, to credit the income from such property to such trusts in proportion to their undivided interests, and when non pro rata distributions of property or money are made from such trusts, to make appropriate adjustments to the undivided fractional interests of such trusts;

     2.3-20 to invest all or any portion of the Trust Fund in one or more group annuity contracts, deposit administration contracts, and other such contracts with insurance companies, including any commingled separate accounts established under such contracts;

     2.3-21 generally, with respect to all cash, stocks and other securities, and property, both real and personal, received or held in the Trust Fund by the Trustee, to exercise all the same rights and powers as are or may be lawfully exercised by persons owning cash, or stocks and other securities, or such property in their own right; and to do all other acts, whether or not expressly authorized, which it may deem necessary or proper for the protection of the Trust Fund; and

     2.3-22 whenever more than two persons shall qualify to act as co-trustees, to exercise and perform every power (including discretionary powers), authority or duty by the concurrence of a majority of them the same effect as if all had joined therein, except that the unanimous vote of such persons shall be necessary to determine the number (one or more) and identity of persons who may sign checks, make withdrawals from financial institutions, have access to safe deposit boxes, or direct the sale of trust assets and the disposition of the proceeds.

     2.4  Brokerage.  If permitted in writing by the Committee the Trustee shall
          ----------
have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue and place orders for the purchase or sale of securities with qualified brokers and dealers. Such orders may be placed with such qualified brokers and/or dealers who also provide investment information or other research or statistical services to the Trustee in its capacity as a fiduciary or investment manager for other clients.

     Section 3.  Compensation and Indemnification of Trustee and Payment of
                 ----------------------------------------------------------
                 Expenses and Taxes.
                 -------------------

     3.1  Fees and Expenses from Fund.  Compensation of Trustee.  In
          ---------------------------
consideration for rendering services pursuant to this Trust Agreement the Trustee shall be paid fees in accordance with the Trustee's fee schedule as in effect from time to time. Fee changes resulting in fee increases shall be effective upon not less than 30 days' notice to the Company. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable attorneys' fees, incurred in the administration of the Trust created hereby. Fees and expenses shall be allocated to Participant Accounts, if any, unless paid directly by the Employer. All compensation and expenses of the Trustee shall be paid out of the Trust Fund or by the Employer as specified in the Plan. If and to the extent the Trust Fund shall not be sufficient, such compensation and expenses shall be paid by the Employer upon demand. If payment is due but not paid by the Employer, such amount shall be paid from the assets of the Trust Fund. The Trustee is hereby empowered to withdraw all such compensation and expenses which are 60 days past due from the Trust Fund, and, in furtherance thereof, liquidate any assets of the Trust Fund, without further authorization or direction from or by any person.

     3.2  Indemnification.  Notwithstanding any other provision of this Trust
          ----------------
Agreement, any individual designated as a trustee hereunder shall be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such individual in connection with any claim made against him or in which he may be involved by reason of his being, or having been, a trustee hereunder, to the extent such amounts are not satisfied by insurance maintained by the Employer, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. Further, any corporate trustee and its officers, directors and agents may be indemnified and held harmless by the Employer to the fullest extent permitted by law against any and all costs, damages, expenses and liabilities including, but not limited to attorneys' fees and disbursements reasonably incurred by or imposed upon such persons and/or corporation in connection with any claim made against it or them or in which such persons and/or corporation may be involved by reason of its being, or having been, a trustee hereunder as may be agreed between the Employer and such trustee, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

     3.3  Expenses.  All expenses of administering this Trust and the Plan,
          ---------
whether incurred by the Trustee or the Committee, shall be paid by the Trustee from the Trust Fund to the extent such expenses shall not have been assumed by the Employer.

     3.4  Taxes.  All taxes that may be levied or assessed upon or in respect of
          ------
the Trust Fund shall be paid from the Trust Fund. The Trustee shall notify the Committee of any proposed or final assessments of taxes and may assume that any such taxes are lawfully levied or assessed unless the Committee advises it in writing to the contrary within fifteen days after receiving the above notice from the Trustee. In such case, the Trustee, if requested by the Committee in writing, shall contest the validity of such taxes in any manner deemed appropriate by the Committee; the Employer may itself contest the validity of any such taxes, in which case the Committee shall so notify the Trustee and the Trustee shall have no responsibility or liability respecting such contest. If either party to this Agreement contests any such proposed levy or assessments, the other party shall provide such information and cooperation as the party conducting the contest shall reasonably request.

     Section 4.  Records and Valuation.
                 ----------------------

     4.1  Records.  The Trustee, and any investment manager appointed pursuant
          --------
to Section 2.2, shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions made by it with respect to the Trust Fund, and all accounts, books and records relating thereto shall be open at all reasonable time to inspection and audit by the Committee and the Employer.

     4.2  Valuation.  From time to time upon the request of the Committee, but
          ----------
at least annually as of the last day of each Plan Year, the Trustee shall prepare a balance sheet of the Investment Fund in accordance with Section 8.2 of the Plan and shall deliver copies of the balance sheet to the Committee and the Employer.

     4.3  Discharge of Trustee.  Ninety days after the filing of any balance
          ---------------------
sheet under Section 4.2 or any accounting under Section 6, the Trustee shall be forever released and discharged from any liability or accountability other than for gross negligence or wilful misconduct on the part of the Trustee to anyone with respect to the transactions shown or reflected in such balance sheet or accounting, except with respect to any acts or transactions as to which the Committee, within such ninety-day period, files written objections with the Trustee. The written approval of the Committee of any balance sheet or accounting so filed by the Trustee, or the Committee's failure to file written objections within ninety days, shall be a settlement of such balance sheet or accounting as against all persons, and shall forever release and discharge the Trustee from any liability of accountability to anyone with respect to the transactions shown or reflected in such balance sheet or accounting other than liability arising out of the Trustee's gross negligence or wilful misconduct. If a statement of objections is filed by the Committee and the Committee is satisfied that its objections should be withdrawn or if the balance sheet or accounting is adjusted to its satisfaction, the Committee shall indicate its approval of the balance sheet or accounting in a written statement filed with the Trustee and the Trustee shall be forever released and discharged from any liability of accountability to anyone in accordance with the immediately preceding sentence. If an objection is not settled by the Committee and the Trustee, the Trustee may start a proceeding for a judicial settlement of the balance sheet or accounting in any court of competent jurisdictions; the only parties that need be joined in such a proceeding are the Trustee, the Committee, the Employer and any other parties whose participation is required by law.

     4.4  Right to Judicial Settlement.  Nothing in this Agreement shall prevent
          -----------------------------
the Trustee from having its account settled by a court of competent jurisdiction at any time. The only parties that need be joined in any such proceeding are the Employer, the Committee, the Trustee and any other parties whose participation is required by law.

     Section 5.  Instructions from Committee.
                 ----------------------------

     5.1  Certification of Members of the Committee.  From time to time the
          ------------------------------------------
Company shall certify to the Trustee in writing the names of the individuals comprising the Committee and shall furnish to the Trustee specimens of their signatures and the signatures of their agents, if any. The Trustee shall be entitled to presume that the identities of such individuals and their agents are unchanged until it receives a certification from the Company notifying it of any changes.

     5.2  Instructions to Trustee.
          ------------------------

     (a) The Trustee shall pay benefits and administrative expenses under the Plan only when it receives (and in accordance with) written instructions of the Committee indicating the amount of the payment and the name and address of the recipient in accordance with the terms of the Plan. The Trustee need not inquire into whether any payment the Committee instructs the Trustee to make is consistent with the terms of the Plan or applicable law or otherwise proper.
Any payment made by the Trustee in accordance with such instructions shall be a complete discharge and acquittance to the Trustee. If the Committee advises the Trustee that benefits have become payable with respect to a Participant's interest in the Trust Fund but does not instruct the Trustee as to the manner of payment, the Trustee shall hold the Participant's interest in the Trust until the Trustee receives written instructions from the Committee as to the manner of payment. The Trustee shall not pay benefits from the Trust Fund without such instructions, even though it may be informed from other sources, including, without limitation, a Participant or Beneficiary, that benefits are payable under the Plan.

The Trustee shall have no responsibility to determine when, to whom or in what amount benefits and expenses are payable under the Plan. Further, the Trustee shall have no power, authority or duty to interpret the Plan or inquire into the decisions or determinations of the Committee, or to question the instructions given to it by the Committee. If the Committee so directs, the Trustee shall segregate amounts payable with respect to the interest in the Plan of any Participant and administer them separately from the rest of the Trust Fund in accordance with the Committee's instructions.

     (b) The Trustee may require the Committee to certify in writing that any payment of benefits or expenses it instructs the Trustee to make pursuant to
Section 5.2(a) above is:  (i) in accordance with the terms of the Plan and/or
(ii) one which the Committee is authorized by the Plan and any other applicable instruments to direct and/or (iii) made for the exclusive purpose of providing benefits to Participants and Beneficiaries, or defraying reasonable expenses of Plan administration and/or (iv) not made to a party in interest (within the meaning of ERISA Section 3(14)), and/or (v) not a prohibited transaction (within the meaning of Code Section 4975 and ERISA Section 406). If the Trustee requests, instructions to pay benefits shall be made by the Committee on forms prepared by the Trustee to include any or all of the above representations. The Trustee shall be fully protected in relying on the truth of any such representation by the Committee and shall have no duty to investigate whether such representations are correct or to see to the application of any amounts paid to and received by the recipient.

     5.3  Plan Change.  In the event of an amendment, merger, division, or
          ------------
termination of the Plan, the Trustee shall continue to disburse funds and to take other proper actions in accordance with the instructions of the Committee.

     Section 6.  Change of Trustees.
                 -------------------

     The Company may at any time remove any person or entity serving as Trustee hereunder by giving to such person or entity written notice of removal and, if applicable, the name and address of the successor trustee. Any person or entity serving as Trustee hereunder may resign at any time by giving written notice to the Company. Any such removal or resignation shall take effect within 30 days after notice has been given by the Trustee or by the Company, as the case may be. Within those 30 days, the removed or resigned Trustee shall transfer, pay over and deliver any portion of the Trust Fund in its possession or control (less an appropriate reserve for any unpaid fees, expenses, and liabilities) and all pertinent records to the successor or remaining trustee; provided, however, that any assets which are invested in a collective fund or in some other manner which prevents their immediate transfer shall be transferred and delivered to the successor trustee as soon as may be practicable. Thereafter, the removed or resigned Trustee shall have no liability for the Trust Fund or for its administration by the successor or remaining trustee, but shall render an accounting to the Committee of its administration of the Trust Fund through the date on which its trusteeship shall have been terminated. The Company may also, upon 30 days' notice to each person currently serving as a Trustee, appoint one or more persons to serve as co-trustees hereunder.

     Section 7.  Miscellaneous.
                 --------------

     7.1  Right to Amend.  This Trust Agreement may be amended from time to time
          ---------------
by an instrument executed by the Company; provided, however, that any amendment affecting the powers, duties or liabilities of the Trustee must be approved by the Trustee, and provided, further, that no amendment may divert any portion of the Trust Fund to purposes other than the exclusive benefit of the Participants and their Beneficiaries prior to the satisfaction of all liabilities for benefits. Any amendment shall apply to the Trust Fund as constituted at the time of the amendment as well as to that portion of the Trust Fund which is subsequently acquired.

     7.2  Compliance with ERISA.  In the exercise of its powers and the
          ----------------------
performance of its duties, the Trustee shall act in good faith and in accordance with the applicable requirements under ERISA. Except as may be otherwise required by ERISA, the Trustee shall not be required to furnish any bond in any jurisdiction for the performance of its duties and, if a bond is required despite this provision, no surety shall be required on it.

     7.3  Nonresponsibility for Funding.  The Trustee shall be under no duty to
          ------------------------------
enforce the payment of any contributions and shall not be responsible for the adequacy of the Trust Fund to satisfy any obligations for benefits, expenses, and liabilities under the Plan.

     7.4  Reports.  The Trustee shall file any report which it is required by
          --------
law to file with any governmental authority with respect to this Trust, and the Committee shall furnish to the Trustee whatever information is necessary to prepare the report.

     7.5  Dealings with Trustee.  Persons dealing with the Trustee, including
          ----------------------
but not limited to banks, brokers, dealers, and insurers, shall be under no obligation to inquire concerning the validity of anything which the Trustee purports to do, nor need any person see to the proper application of any money paid or any property transferred upon the order of the Trustee or to inquire into the Trustee's authority as to any transaction.

     7.6  Limitation Upon Responsibilities.  The Trustee shall have no
          ---------------------------------
responsibilities with respect to the Plan or Trust other than those specifically enumerated or explicitly allocated to it under this Trust Agreement or the provisions of ERISA. All other responsibilities are retained and shall be performed by one or more of the Employer, the Committee, and such advisors or agents as they choose to engage.

     The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be answerable for the conduct of the same if chosen with reasonable care and shall be entitled to advice of counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney for the trustee or attorney for the Committee), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

     The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

     The Trustee shall not be liable for other than its gross negligence or willful misconduct. Except in the case of gross negligence or wilful misconduct on the part of the Trustee, the Trustee in its corporate capacity shall not be liable for claims of any persons in any manner regarding the Plan; such claims shall be limited to the Trust Fund. Unless the Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of the Committee or any other fiduciary, knowing such act or omission to be a breach of fiduciary responsibility, the Trustee shall be under no liability for any loss of any kind which may result by reason of such act or omission.

     Before taking any action hereunder at the request or direction of the Committee, the Trustee may require that indemnity in form and amount satisfactory to the Trustee be furnished for the reimbursement of any and all costs and expenses to which it may be put including, without limitation, reasonable attorneys' fees and to protect it against all liability, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken.

     No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers..

     7.7  Qualification of Plan and Trust.  The Trustee shall be fully protected
          --------------------------------
in assuming that the Plan and Trust meet the requirements of Code Section 401 and 501, respectively, and all the applicable provisions of ERISA unless it is advised to the contrary in writing by the Committee or a governmental agency.

     7.8  Party in Interest Information.  The Employer shall provide the Trustee
          ------------------------------
with such information concerning the relationship between any person or organization and the Plan as the Trustee reasonably requests in order to determine whether such person or organization is a party in interest with respect to the Plan within the meaning of ERISA Section 3(14).

     7.9  Disputes.  If a dispute arises as to the payment of any funds or
          ---------
delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.

     7.10  Successor Trustees.  This Trust Agreement shall apply to any person
           -------------------
who shall be appointed to succeed the person currently appointed as the Trustee; and any reference herein to the Trustee shall be deemed to include any one or more individuals or corporations or any combination thereof who or which have at any time acted as a co-trustee or as the sole trustee.

     7.11  Governing State Law.  This Trust Agreement shall be interpreted in
           --------------------
accordance with the laws of the [STATE][COMMONWEALTH] of [STATE][COMMONWEALTH] to the extent those laws may be applicable under the provisions of ERISA.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                             WEST ESSEX BANK




                                    By
------------------------               -----------------------------------
Corporate Secretary                 President and Chief Executive Officer



ATTEST:                             ***
                                    as TRUSTEE



------------------------            By:
                                        ----------------------------------

                                       14